EXHIBIT 99(a)(1)(ii)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

ADS Letter of Transmittal
To Tender American Depositary Shares
of
Wavecom S.A.
at
the U.S.$ Equivalent of €7 Per American Depositary Share
Pursuant to the U.S. Offer to Purchase dated October 28, 2008 by
Gemalto S.A.
a subsidiary of
Gemalto N.V.

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON MONDAY, DECEMBER 15, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

The Receiving Agent for the U.S. Offer is:

By Mail:	By Overnight Delivery:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF ADSs TENDERED
Name(s) and Address(es) and Daytime Telephone Number(s) of Registered Holder(s)	ADSs Tendered
(If blank, please fill in exactly as name(s) appear(s) on the ADR(s))	(Attach additional list if necessary)
Total Number
		of ADSs	Number of
		Evidenced By	ADSs
	ADR Certificate Number(s)*	ADRs*	Tendered**

Total ADSs

* Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all ADSs delivered to the Receiving Agent are being tendered. See Instruction 4.

SCAN TO CA VOLUNTARY

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL UNLESS AN AGENT’S MESSAGE (AS DEFINED BELOW) IS DELIVERED. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ADS LETTER OF TRANSMITTAL. THIS ADS LETTER OF TRANSMITTAL SHOULD BE USED ONLY FOR TENDERING ADSs. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SECURITIES OTHER THAN ADSs.

You have received this ADS Letter of Transmittal in connection with the offer by Gemalto S.A., a company organized under the laws of France (“Purchaser”) and a subsidiary of Gemalto N.V., a company organized under the laws of The Netherlands, to purchase all outstanding American Depositary Shares (“ADSs”) of Wavecom S.A., a company organized under the laws of France, for the U.S. dollar equivalent of €7 per ADS, net to the tendering holder in cash, less any required withholding taxes and without interest, as described in the U.S. Offer to Purchase, dated October 28, 2008 (the “U.S. Offer to Purchase”). The consideration to be paid to tendering holders of ADS will be paid in U.S. dollars, calculated by converting the applicable amount in euro into U.S. dollars at the U.S. dollar spot against the euro exchange rate on the day on which funds are received by the receiving agent, or its custodian in France. This document should be read in conjunction with the U.S. Offer to Purchase. Capitalized terms used in this document but not defined herein have the meanings given to those terms in the U.S. Offer to Purchase.

Shares, nominal value €1.00 per share, of Wavecom (“Shares”), except insofar as they are represented by ADSs and bonds convertible into new or existing Shares (obligations à option de conversion et/ou d’échange en actions nouvelles ou existantes, or “OCEANEs”) cannot be tendered by means of this ADS Letter of Transmittal. If you hold Shares or OCEANEs and you are a U.S. holder, within the meaning of Rule 14d-1(d) under the Securities Exchange Act of 1934, as amended, you can obtain a Share Form of Acceptance or OCEANE Form of Acceptance for tendering those securities from the Information Agent. See Instruction 9 of this ADS Letter of Transmittal. Shares and OCEANEs held of record by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent International Offer. Information on the International Offer may be obtained from Georgeson Inc., the Information Agent, for the U.S. Offer at (866) 257-5271.

All ADS Letters of Transmittal, American Depositary Receipts (“ADRs”) evidencing ADSs and other required documents delivered to Computershare (the “Receiving Agent”) by holders of ADSs will be deemed (without any further action by the Receiving Agent) to constitute acceptance by such holders of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements and amendments thereto, and this ADS Letter of Transmittal.

Holders of ADSs purchased in the U.S. Offer will receive the purchase price for such securities in cash, by check or, in case of ADSs held through The Depository Trust Company (the “Book-Entry Transfer Facility”), by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant that has tendered the ADS.

This ADS Letter of Transmittal is to be used either if the ADRs evidencing ADSs are to be forwarded herewith or if the delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in Section 3 of the U.S. Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Receiving Agent.

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern.

Holders of ADSs whose ADRs are not immediately available, or who cannot comply with the procedures for book-entry transfer on a timely basis, or who cannot deliver all documents required by this ADS Letter of Transmittal to the Receiving Agent prior to the Expiration Date of the U.S. Offer, may still tender their ADSs by following the Guaranteed Delivery Procedures set forth in Section 3 of the U.S. Offer to Purchase. See Instruction 2 of this ADS Letter of Transmittal. The term “Expiration Date” means 12:00 noon, New York City time on Monday, December 15, 2008, or if the U.S. Offer is extended, the latest time and date at which the U.S. Offer, as extended, will expire.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE RECEIVING AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE RECEIVING AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Record Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Transaction Code (if DTC Participant):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: Computershare, as Receiving Agent

The undersigned hereby instructs the Receiving Agent to accept the U.S. Offer on behalf of the undersigned with respect to the above described ADSs (which expression shall in this ADS Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the ADSs and other required documents delivered to the Receiving Agent in connection herewith will be deemed (without any further action by the Receiving Agent) to constitute an acceptance of the U.S. Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal set out in Section 4 in the U.S. Offer to Purchase and the terms and conditions set forth in this ADS Letter of Transmittal.

The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will, upon acceptance by Purchaser, constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the U.S. Offer.

The undersigned hereby delivers to the Receiving Agent for tender to Purchaser the above-described ADSs, in accordance with the terms and conditions of the U.S. Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

1. sells, assigns and transfers to Purchaser all right, title and interest in and to all the ADSs being tendered hereby and any and all cash dividends, distributions, rights, other ADSs or other securities issued or issuable in respect of such ADSs on or after October 28, 2008 (collectively, “Distributions”); and

2. irrevocably constitutes and appoints the Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any associated Distributions) or transfer the ownership of such ADSs (and any associated Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any associated Distributions), all in accordance with the terms and subject to the conditions of the U.S. Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the ADSs tendered hereby that have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the ADSs and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of the undersigned, as they, in their sole discretion, may deem proper. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered ADSs. Such appointment is effective when, and only to the extent that, Purchaser accepts the ADSs tendered with this ADS Letter of Transmittal for payment pursuant to the U.S. Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such ADSs and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for ADSs to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such ADSs, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such ADSs and any associated Distributions, including voting at any meeting of Wavecom shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs and any Distributions tendered hereby and that when the same are purchased by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed to complete the sale, assignment and transfer of the ADSs and any Distributions tendered hereby.

The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford Purchaser or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable Purchaser or the Receiving Agent to secure the full benefits of this ADS Letter of Transmittal.

All authority conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the U.S. Offer to Purchase, this tender is irrevocable.

Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” the undersigned hereby instructs Purchaser to issue the check for the purchase price for the ADSs accepted for purchase in the name(s) of the registered holder(s) appearing herein in the box entitled “Description of ADSs Tendered.” Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions,” the undersigned hereby instructs Purchaser to mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase to the address(es) of the registered holder(s) appearing herein in the box entitled “Description of ADSs Tendered.”

In the event that either or both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, the undersigned hereby instructs Purchaser to issue the check for the purchase price for the ADSs accepted for purchase in the name(s) of the person or persons so indicated, and mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase to the address(es) of the person or persons so indicated.

If the undersigned has (1) tendered any ADSs that are not accepted for payment in the U.S. Offer for any reason or (2) submitted ADRs for more ADSs than the undersigned wishes to tender, unless the undersigned has otherwise indicated by completing the box entitled “Special Payment Instructions,” the undersigned hereby directs that the ADRs evidencing any ADSs that are not tendered or not accepted for payment should be issued in the name of the undersigned, if applicable, and delivered to the address shown below the undersigned’s signature as promptly as practicable following the Expiration Date.

In the case of a book-entry delivery of ADSs, the undersigned hereby instructs Purchaser to credit the undersigned’s account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the ADSs accepted for purchase and (ii) any ADSs not accepted for purchase. The undersigned recognizes that Purchaser will not transfer any ADSs from the name of the registered holder thereof if Purchaser does not accept for purchase any of the ADSs so tendered.

The terms and conditions of the U.S. Offer contained in the U.S. Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADS BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE RECEIVING AGENT AS PROVIDED IN THE U.S. OFFER TO PURCHASE AND THIS ADS LETTER OF TRANSMITTAL.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned.

Issue Check to:

Name:
(Please Print: First, Middle and Last Name)

(Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

Credit ADSs tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC account number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Name:
(Please Print: First, Middle and Last Name)

(Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT — SIGN HERE
(Please Also Complete Substitute Form W-9 Below)

(Signature(s) of Owner(s))

Dated:  , 2008

(Must be signed by registered owner(s) exactly as name(s) appear(s) on ADRs evidencing the ADSs or on a security position listing or by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area code and Telephone Number:

Dated:  , 2000

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the U.S. Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program (each, an “Eligible Institution”). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered owner(s) of the ADSs tendered herewith and such registered owner has not completed either the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of ADS Letter of Transmittal and ADSs. This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if tenders are to be made pursuant to the procedures for tender by book entry transfers set forth in Section 3 of the U.S. Offer to Purchase. A manually executed copy of this document may be used in lieu of the original. An Agent’s Message may be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in Section 3 of the U.S. Offer to Purchase. ADRs evidencing ADSs or confirmation of any book-entry transfer into the Receiving Agent’s account at the Book-Entry Transfer Facility of ADSs delivered by book-entry transfer (“Book-Entry Confirmation”), as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the Receiving Agent at one of its addresses set forth herein prior to the Expiration Date or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided in Section 3 of the U.S. Offer to Purchase. If ADRs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

Holders of ADSs whose ADRs are not immediately available, or who cannot comply with the procedures for book-entry transfer on a timely basis, or who cannot deliver all documents required by this ADS Letter of Transmittal to the Receiving Agent prior to the Expiration Date of the U.S. Offer, may tender their ADSs by following the Guaranteed Delivery Procedures set forth in Section 3 of the U.S. Offer to Purchase. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed ADS Notice of Guaranteed Delivery substantially in the form provided by Purchaser or a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the ADS Notice of Guaranteed Delivery must be received by the Receiving Agent prior to the Expiration Date of the U.S. Offer, and (c) ADRs evidencing all tendered ADSs, in proper form for transfer (or a Book-Entry Confirmation with respect to all such ADSs), together with a properly completed and duly executed ADS Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message in lieu of the ADS Letter of Transmittal), and any other required documents, must be received by the Receiving Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.

The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Facility tendering the ADSs that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The method of delivery of ADRs and all other required documents is at the sole option and risk of the tendering holders of ADSs. ADRs will be deemed delivered only when actually received by the Receiving Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. By executing this ADS Letter of Transmittal, all tendering ADS holders waive any right to receive any notice of the acceptance of their ADSs for payment.

All questions as to validity, form and eligibility (including time of receipt) and acceptance of any tender of ADSs hereunder will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Receiving Agent) and such determination shall be final and binding. Purchaser reserves the absolute right to waive any defect or irregularity in the tender of any ADSs of any particular holder whether or not similar defects or irregularities are waived in the case of any other holder. A tender of ADSs will not be deemed to have been made until all irregularities have been cured or waived. None of Purchaser or any of its affiliates or assigns, the Receiving Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.

4. Partial Tenders. If fewer than all the ADSs evidenced by ADRs delivered to the U.S. Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled “Number of ADSs Tendered.” In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the box entitled “Special Payment Instructions” and/or “Special Delivery Instructions” on this ADS Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such ADSs without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

If any ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority to act must be submitted.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by the appropriate stock powers signed exactly as the name or names of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it or to its order pursuant to the U.S. Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if ADSs not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs listed in this ADS Letter of Transmittal.

7. Special Payment and Delivery Instructions. If the purchase price for ADSs accepted for purchase is to be issued in the name of a person other than the signer of this ADS Letter of Transmittal or if such purchase price is to be sent to an address other than that indicated in the box entitled “Description of ADSs Tendered,” the appropriate “Special Delivery Instructions” box and/or the “Special Payment Instructions” box on this ADS Letter of Transmittal should be completed.

8. Requests for Assistance or Additional Copies. Holders of ADSs must use either an ADS Letter of Transmittal or an ADS Notice of Guaranteed Delivery in order to tender their ADSs and accept the U.S. Offer. Holders of ADSs who deliver an ADS Notice of Guaranteed Delivery to accept the U.S. Offer must deliver an ADS Letter of Transmittal at a later date when delivering ADSs to the Receiving Agent. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the U.S. Offer to Purchase, this ADS Letter of Transmittal, the ADS Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9. Holders of Shares and OCEANEs. Holders of record of Shares and OCEANEs who are U.S. holders have been sent an appropriate Form of Acceptance with the U.S. Offer to Purchase and may not tender Shares using this ADS Letter of Transmittal. If any holder of Shares which are not represented by ADSs or any holder of OCEANEs needs to obtain a copy of a Share Form of Acceptance or OCEANE Form of Acceptance, such holder should contact the Information Agent at the address and telephone numbers set forth at the end of this ADS Letter of Transmittal. Shares and OCEANEs held of record by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer.

10. Lost, Destroyed, Mutilated or Stolen ADRs. If any ADRs representing ADSs have been lost, destroyed, mutilated or stolen, the holder should promptly notify The Bank of New York, as the ADS depositary under the ADS program, and comply with the requirements under the ADS deposit agreement to obtain a replacement ADR before you will be able to tender those ADS in the U.S. Offer.

11. Substitute Form W-9. Each tendering ADS holder is required to (i) provide the Receiving Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or federal employer identification number, on Substitute Form W-9 below and certify on such form whether the holder is subject to backup withholding, or (ii) file a Form W-8BEN or otherwise establish such holder’s exemption from backup withholding to the satisfaction of the Receiving Agent. Failure to provide the information on the form may subject the tendering holder to 28% U.S. federal backup withholding tax on the payment of the purchase price. The tendering holder may write “Applied For” in Part I of the Form if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the holder has written “Applied for” in Part I of the Form, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that “Applied For” is written in Part I of the Substitute Form W-9 and that the holder has completed the Certificate of Awaiting Taxpayer Identification Number, the Receiving Agent will withhold 28% of all payments of the purchase price thereafter until a TIN is provided to the Receiving Agent, unless the holder has filed a Form W-8BEN or otherwise established an exemption. See Important Tax Information below.

IMPORTANT: THIS ADS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH THE ADRs FOR ALL TENDERED ADSs OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE RECEIVING AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under the U.S. federal income tax law, a holder whose tendered ADSs are accepted for purchase is required by law to (i) provide the Receiving Agent with such holder’s correct TIN on Substitute Form W-9 below, certify that such TIN is correct (or that such security holder is awaiting a TIN), and certify whether the holder is subject to backup withholding or (ii) otherwise establish a basis for exemption from backup withholding. If such holder of ADSs is an individual, the TIN is his or her social security number. If a holder of ADSs fails to provide a correct TIN to the Receiving Agent, such person may be subject to a U.S.$50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder of ADSs with respect to ADSs purchased pursuant to the U.S. Offer may be subject to backup withholding of 28%.

Certain holders of ADSs (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must generally submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Receiving Agent.

If backup withholding applies, the Receiving Agent is required to withhold 28% of any payments made to the ADS holder or payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

If backup withholding applies and “Applied For” is written in Part I of the Substitute Form W-9 and the holder of ADSs has completed the Certificate of Awaiting Taxpayer Identification Number, the Receiving Agent will retain 28% of any payment of the purchase price for tendered ADSs during the 60-day period following the date of the Substitute Form W-9. If a holder’s TIN is provided to the Receiving Agent within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such holder of ADSs. If a holder’s TIN is not provided to the Receiving Agent within such 60-day period, the Receiving Agent will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 28% of any payment of the purchase price for the tendered ADSs made to such holder thereafter unless such holder of ADSs furnishes a TIN to the Receiving Agent prior to such payment.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made to a holder whose tendered ADSs are accepted for purchase (for holders other than foreign persons who provide an appropriate Form W-8BEN), the holder should complete and sign the Substitute Form W-9 included in this ADS Letter of Transmittal and provide the holder’s correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such holder is awaiting a TIN) and that (a) such holder of ADSs is exempt from backup withholding, (b) such holder of ADSs has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. The holder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

What Number to Give the Receiving Agent

The holder of ADSs is required to give the Receiving Agent the social security number or employer identification number of the record owner of the ADSs. If the ADSs are in more than one name or are not in the name of their actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING ADS HOLDERS
(See Instruction 11)

PAYER: COMPUTERSHARE
Name:
Address:
Check appropriate box: ☐ Individual ☐ Partnership ☐ Corporation ☐ Other (specify)
SUBSTITUTE FORM W-9	Part I. — Please provide your taxpayer identification number in the space at right. If awaiting TIN, write “Applied for” in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.	SSN: Or EIN:

Request for Taxpayer Identification Number (TIN) and Certification	Part II. — For Payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Part III. — CERTIFICATION — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

	Signature:	Date: 2008

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to a 28 percent backup withholding tax until I provide a properly certified taxpayer identification number.

Signature:	Date: , 2008

The Receiving Agent for the U.S. Offer is:

By Mail:	By Overnight Delivery:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

The Information Agent for the U.S. Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038-3650
U.S. Toll Free Number for holders of Securities in the United States: (866) 257-5271
U.S. Number for banks and brokers: (212) 440-9800